Putnam
Capital
Appreciation
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-05

[GRAPHIC OMITTED: INVERTED STAMP]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the period ended May 31, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied investors' attention. The Fed's more restrictive monetary policy, along with high energy prices, has moderated the pace of the economic expansion. Recent reports show the economy is growing at a respectable rate of about 3.5% annually, but some investors believe that this pace cannot sustain corporate profits near their robust levels of late. This concern has held the stock market in check and focused attention on credit risk in the bond market, even as long-term bond yields remained low. Major credit rating agencies underscored market concerns in early May by downgrading bonds issued by Ford and General Motors. Amid the uncertainties of this environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund. In addition, on page 19 of this report we provide information about the 2004 approval by the Trustees of your fund's management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund's Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund's management teams discuss the fund's performance, the strategies used to pursue the fund's investment objectives during the reporting period, and the teams' outlook for the months ahead.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

July 20, 2005


Report from Fund Management

Fund highlights

 * For the 12 months ended May 31, 2005, Putnam Capital Appreciation Fund's class A shares returned 11.59% without sales charges.

 * The fund's benchmark, the Russell 3000 Index, gained 9.44%.

 * The average return for the fund's Lipper category, Multi-Cap Core Funds, was 8.22%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

We are pleased to report that your fund delivered solid returns at net asset value (NAV, or without sales charges) for the 12 months ended May 31, 2005. Based on results at NAV, the fund finished well ahead of both its benchmark, the Russell 3000 Index, and the average for its Lipper category. Stocks in the technology, consumer, and health-care sectors contributed positively to returns during the fiscal year, while the fund's limited exposure to utilities stocks detracted from returns to some extent. During a somewhat choppy period for the stock market, the fund also benefited from our bottom-up, research-intensive stock selection process and our ability to invest in both growth- and value-style stocks.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 5/31/05
--------------------------------------------------
Class A
(inception 8/5/93)              NAV          POP
--------------------------------------------------
1 year                        11.59%        5.71%
--------------------------------------------------
5 years                       -4.29        -9.33
Annual average                -0.87        -1.94
--------------------------------------------------
10 years                     121.37       109.72
Annual average                 8.27         7.69
--------------------------------------------------
Annual average
(life of fund)                10.53        10.03
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.


FUND PROFILE

Putnam Capital Appreciation Fund invests in stocks of companies at all capitalization levels, and across a broad range of industries. While it has no bias toward either growth or value stocks, it targets companies believed to be worth more than their current stock prices indicate. It may be suitable for investors who are seeking growth through a well-diversified stock portfolio.


Market overview

Overall, U.S. stocks delivered decent returns in what proved to be a somewhat uneven year for the financial markets. In the first half of the period, the backdrop for stocks was generally favorable: the economy continued to expand, job creation was improving, and corporate profits were generally solid. However, these positive trends were offset by investors' worries over rising interest rates and soaring energy prices. After rallying in response to favorable economic data, stocks fell sharply from July to mid-August, responding to a series of interest-rate increases by the Federal Reserve Board, the dramatic rise in oil prices, and a series of destabilizing events in Iraq. These concerns weighed on the market, causing choppiness until November, when the resolution of the U.S. presidential election reduced market uncertainty and oil prices declined. Stocks advanced strongly in November and December, and for the second consecutive calendar year, major stock market indexes posted gains.

For most of the remainder of the fund's fiscal year, however, stocks struggled, particularly in March and April of 2005. Concerns about an economic slowdown, combined with rising energy prices and rising interest rates, kept stock prices mired in a narrow trading range. Oil prices jumped approximately 25% in the first quarter of 2005, which put pressure on corporate profit margins.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 5/31/05
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 3000 Index (broad stock market)                                 9.44%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 3.33%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  15.49%
-------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                               9.82%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         6.82%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       10.10%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             6.48%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 5/31/05.
-------------------------------------------------------------------------------

Strategy overview

In managing your fund's portfolio, we continued to take a bottom-up approach to stock selection. Regardless of how the economy or markets are behaving, we look for companies whose stocks appear to be mis-priced by the market -- in other words, companies that we believe are worth more than their current stock prices indicate. The fund is managed in a blend investment style, which means that instead of having a strong growth or value orientation, it has the flexibility to invest in a wide range of companies. It can invest in companies that are growing rapidly and seem to have the potential to continue growing, as well as out-of-favor companies that are undergoing changes that may improve their earnings and growth potential. In either case, we look for companies whose stock prices are currently low relative to our assessment of the company's earnings and growth potential.

We find that typically, stocks become attractively valued when the market underestimates the ability of good companies to maintain their returns and growth rates, or when the market overreacts to short-term events. We believe that if we focus on cash flows and valuations, maintain a diversified portfolio, and remain willing to buy and hold controversial stocks that we think are temporarily out of favor, the fund will be able to consistently profit from mis-pricings in the market.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                          as of 11/30/04          as of 5/31/05

Retail                          7.0%                    8.2%

Consumer finance                6.1%                    8.0%

Insurance                       8.8%                    7.5%

Oil and gas                     6.9%                    7.1%

Banking                         5.6%                    4.9%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

One of the fund's top-performing stocks during the period was that of Altria Group, the holding company whose subsidiaries include Philip Morris USA. Altria's U.S. tobacco business has regained market share and it recently reported strong earnings gains. In addition, investors have reacted positively to talk of splitting Altria into three separate businesses. In the health-care portion of the fund's portfolio, a number of stocks were strong, particularly that of pharmacy benefit manager Express Scripts, which we had sold by the close of the period. Pharmacy benefit managers (PBMs) administer prescription drug benefits for organizations such as managed-care companies, large employers, and government agencies. A number of industry trends have favored PBMs, including an increase in prescription orders by mail and more generic versions of drugs, which offer higher profit margins for PBMs. One bright spot in the struggling pharmaceutical sector has been fund holding Johnson & Johnson. Unlike many other pharmaceutical companies, Johnson & Johnson is widely diversified, with biotechnology products and business segments such as consumer products and medical devices providing strength, particularly over the past several years when pharmaceuticals have been weak.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 5/31/05)

 1 American International
   Group, Inc. (4.7%)
   Insurance

 2 Commerce Bancorp, Inc. (3.7%)
   Banking

 3 Amerada Hess Corp. (3.3%)
   Oil and gas

 4 Capital One Financial Corp. (3.3%)
   Consumer finance

 5 Countrywide Financial Corp. (3.3%)
   Consumer finance

 6 Fannie Mae (3.2%)
   Financial

 7 Royal Carribean Cruises, Ltd. (3.0%)
   Lodging/tourism

 8 Harley-Davidson, Inc. (2.9%)
   Leisure

 9 Apollo Group, Inc. (2.8%)
   Schools

10 Office Depot, Inc. (2.7%)
   Retail

Footnote reads:
The fund's holdings will change over time.


In the retail portion of the fund's portfolio, Abercrombie & Fitch was a strong performer, exceeding the market's pessimistic expectations for its sales over the last 12 months. In addition, the company's Hollister brand began to show evidence of the growth potential of its stores, which specialize in surfer-style clothing. By the close of the period, we had sold the fund's position in Abercrombie & Fitch because it had reached our price target. Also in the retail sector, crafts-store chain Michael's Stores helped boost fund performance during the period. The company benefited from a number of operational improvements, including a new inventory system, and its earnings exceeded expectations. We trimmed the fund's position in this stock during the period as it approached our price target. In the technology sector, holdings such as Freescale Semiconductor and Citrix Systems performed well and contributed to fund performance.

Although the fund delivered positive returns, some holdings detracted from performance, including Fannie Mae. The stock of this mortgage financing company declined partly as a result of regulatory investigations of its accounting practices. While we recognize that this could continue to put pressure on the stock, we found the stock's valuation to be very attractive, and we believe the company continues to offer strong long-term growth potential. Fannie Mae remained a holding in the fund's portfolio at the close of the period.

The stock of Tyco International also remained in the fund's portfolio at the close of the period, despite its recent decline. Investors have became concerned about Tyco's potential, despite the fact that the company has made significant strides after having problems with its former management team. We continue to find Tyco stock attractive as the company has renewed its commitment to improving its balance sheet and cutting costs.

Another disappointment among the fund's holdings was Pfizer. This drug company's stock declined after a study found that high doses of its pain reliever, Celebrex, were associated with increased risk of heart attack. The stock of Harley Davidson was also a detractor from performance. It declined when the company announced a weak outlook for the remainder of 2005. This led to investor concerns about slowing growth for Harley Davidson and the motorcycle industry as a whole. However, we believe the company, with its dominant brand, strong franchise, and shareholder-friendly management team, continues to offer attractive growth potential. Other retail stocks that had a negative effect on performance were CSK Auto and AutoZone, which were sold from the portfolio by the close of the period.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

At the close of the fund's fiscal year, worries about rising interest rates and spiking oil prices were weighing on the financial markets. Higher energy prices could eventually have a negative effect on corporate profits and consumer spending, and investors were anticipating the ninth consecutive interest-rate increase by the Federal Reserve Board since June 2004. However, there was also good news, including relatively tame inflation, a strong housing market, and a jump in consumer confidence, which was reported by the Conference Board shortly after the close of the fund's fiscal year.

Regardless of the direction the markets take in the months ahead, we remain focused on the long-term potential of individual companies rather than short-term developments in the economy. While the market as a whole is affected by world events and economic cycles, we believe investors' long-term goals are best served by the fund's diversified portfolio and our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis. Of course, our beliefs about general themes at work in the market do influence our decisions as well. At the close of the period, we were finding more attractive opportunities in the financial and consumer sectors.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam U.S. Core and U.S. Small- and Mid-Cap Core teams. Joshua Brooks is the Portfolio Leader, and Richard Cervone, Joseph Joseph, James Wiess, and James Yu are
Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the teams' management of the fund.

For a complete listing of the members of the Putnam U.S. Core and U.S. Small- and Mid-Cap Core teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is as of May 31, 2005, and May 31, 2004.



---------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
---------------------------------------------------------------------------------------------------------------
                                       $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -  $1,000,001
                    Year        $0     $10,000     $50,000     $100,000     $500,000     $1,000,000    and over
---------------------------------------------------------------------------------------------------------------
Joshua Brooks       2005                                           *
---------------------------------------------------------------------------------------------------------------
Portfolio Leader     N/A
---------------------------------------------------------------------------------------------------------------
Richard Cervone     2005                              *
---------------------------------------------------------------------------------------------------------------
Portfolio Member     N/A
---------------------------------------------------------------------------------------------------------------
Joseph Joseph       2005         *
---------------------------------------------------------------------------------------------------------------
Portfolio Member    2004         *
---------------------------------------------------------------------------------------------------------------
James Wiess         2005         *
---------------------------------------------------------------------------------------------------------------
Portfolio Member     N/A
---------------------------------------------------------------------------------------------------------------
James Yu            2005         *
---------------------------------------------------------------------------------------------------------------
Portfolio Member    2004         *
---------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio
Member as of 5/31/04.



Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $680,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Joshua Brooks is also a Portfolio Leader of Putnam Research Fund and a Portfolio Member of Putnam Global Equity Fund and Putnam Investors Fund.

Richard Cervone is also a Portfolio Member of Putnam Investors Fund and Putnam Tax Smart Equity Fund.

Joseph Joseph is also a Portfolio Leader of Putnam Capital Opportunities Fund and Putnam International Capital Opportunities Fund.

James Wiess is also a Portfolio Leader of Putnam Investors Fund and Putnam Tax Smart Equity Fund.

James Yu is also a Portfolio Member of Putnam Investors Fund and Putnam Tax Smart Equity Fund.

Joshua Brooks, Richard Cervone, Joseph Joseph, James Wiess, and James Yu may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended May 31, 2005, Joshua Brooks became Portfolio Leader and Richard Cervone and James Wiess became Portfolio Members of your fund, following the departure of Portfolio Leader Michael Nance from your fund's management team.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of May 31, 2005, and May 31, 2004.


--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2004      *
--------------------------------------------------------------------------------------------------
John Boneparth                      2005      *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004      *
--------------------------------------------------------------------------------------------------
Joshua Brooks                       2005                                       *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2005      *
--------------------------------------------------------------------------------------------------
Head of Investments                 2004      *
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005                           *
--------------------------------------------------------------------------------------------------
President and CEO                   2004      *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005      *
--------------------------------------------------------------------------------------------------
Chief Financial Officer             2004      *
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2005      *
--------------------------------------------------------------------------------------------------
Chief of Operations                 2004      *
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2005               *
--------------------------------------------------------------------------------------------------
General Counsel                     2004      *
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2005      *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2004               *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2005      *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer        2004      *
--------------------------------------------------------------------------------------------------
Edward Shadek                       2005                           *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive
Board as of 5/31/04.



Performance summary

This section shows your fund's performance during its fiscal year, which ended May 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 5/31/05
--------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (8/5/93)             (11/2/94)             (7/14/00)             (1/22/96)        (12/1/03)
--------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------------
1 year                    11.59%      5.71%     10.72%      5.72%     10.69%      9.69%     11.01%      7.13%     11.29%
--------------------------------------------------------------------------------------------------------------------------
5 years                   -4.29      -9.33      -7.76      -9.26      -7.65      -7.65      -6.65      -9.91      -5.43
Annual average            -0.87      -1.94      -1.60      -1.92      -1.58      -1.58      -1.37      -2.07      -1.11
--------------------------------------------------------------------------------------------------------------------------
10 years                 121.37     109.72     105.98     105.98     108.34     108.34     110.40     102.95     115.94
Annual average             8.27       7.69       7.49       7.49       7.62       7.62       7.72       7.33       8.00
--------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.53      10.03       9.73       9.73       9.96       9.96       9.97       9.64      10.26
--------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT
($9,475 after sales charge)

Cumulative total return, 5/31/95 to 5/31/05

                     Fund's class A shares       Russell 3000
                           at POP                    Index

5/31/95                     9,475                   10,000
5/31/96                    13,033                   13,008
5/31/97                    16,019                   16,255
5/31/98                    20,290                   21,095
5/31/99                    19,803                   24,932
5/31/00                    21,911                   27,880
5/31/01                    20,804                   25,170
5/31/02                    18,044                   22,032
5/31/03                    16,170                   20,328
5/31/04                    18,794                   24,334
5/31/05                   $20,972                  $26,631

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $20,598 and $20,834, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $21,040 ($20,295 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $21,594. See first page of performance section for performance calculation method.


---------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/05
---------------------------------------------------------------------
                               Russell         Lipper Multi-Cap
                                 3000             Core Funds
                                Index          category average*
---------------------------------------------------------------------
1 year                           9.44%               8.22%
---------------------------------------------------------------------
5 years                         -4.48                3.89
Annual average                  -0.91                0.10
---------------------------------------------------------------------
10 years                       166.31              163.55
Annual average                  10.29                9.65
---------------------------------------------------------------------
Annual average
(life of fund)                  10.52                9.92
---------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 1-, 5-, and 10-year periods ended 5/31/05, there were 744, 372, and 126 funds, respectively, in this Lipper category.


----------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/05
----------------------------------------------------------------------------------------------------
                              Class A       Class B       Class C       Class M         Class R
----------------------------------------------------------------------------------------------------
Distributions (number)              1            --            --            --               1
----------------------------------------------------------------------------------------------------
Income                           $0.018          --            --            --            $0.027
----------------------------------------------------------------------------------------------------
Capital gains                       --           --            --            --               --
----------------------------------------------------------------------------------------------------
Total                            $0.018          --            --            --            $0.027
----------------------------------------------------------------------------------------------------
Share value:                NAV        POP       NAV           NAV      NAV       POP        NAV
----------------------------------------------------------------------------------------------------
5/31/04                    $16.55     $17.47    $15.76        $16.09  $15.98     $16.56     $16.54
----------------------------------------------------------------------------------------------------
5/31/05                     18.45      19.47     17.45         17.81   17.74      18.34*     18.38
----------------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charges that took effect on April 1, 2005.



--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/05 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (8/5/93)             (11/2/94)             (7/14/00)             (1/22/96)        (12/1/03)
--------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------------
1 year                    11.64%      5.79%     10.76%      5.76%     10.78%      9.78%     11.10%      7.24%     11.35%
--------------------------------------------------------------------------------------------------------------------------
5 years                   -9.94     -14.68     -13.27     -14.67     -13.16     -13.16     -12.20     -15.28     -11.03
Annual average            -2.07      -3.13      -2.81      -3.12      -2.78      -2.78      -2.57      -3.26      -2.31
--------------------------------------------------------------------------------------------------------------------------
10 years                 121.69     109.99     106.17     106.17     108.50     108.50     110.60     103.18     116.30
Annual average             8.29       7.70       7.50       7.50       7.62       7.62       7.73       7.35       8.02
--------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.71      10.21       9.90       9.90      10.13      10.13      10.14       9.82      10.43
--------------------------------------------------------------------------------------------------------------------------



Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Capital Appreciation Fund from December 1, 2004, to May 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 5/31/05
------------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Expenses paid per
$1,000*                   $6.47     $10.24     $10.23      $8.98      $7.72
------------------------------------------------------------------------------
Ending value (after
expenses)             $1,026.00  $1,022.30  $1,021.80  $1,023.10  $1,024.90
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2005, use the calculation method below. To find the value of your investment on December 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 12/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                    Total
Value of your                              Expenses paid            expenses
investment on 12/1/04 [DIV]   $1,000   X   per $1,000             =  paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]   $1,000   X  $6.47 (see table above) = $64.70
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 5/31/05
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $6.44     $10.20     $10.20      $8.95      $7.70
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,018.55  $1,014.81  $1,014.81  $1,016.06  $1,017.30
-----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                         Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio+             1.28%      2.03%      2.03%      1.78%      1.53%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                    1.39%      2.14%      2.14%      1.89%      1.64%
------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Simple average of the expenses of all front-end load funds in the fund's
   Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                            2005       2004       2003       2002       2001
------------------------------------------------------------------------------
Putnam Capital
Appreciation Fund           121%       111%       107%       134%       264%
------------------------------------------------------------------------------
Lipper Multi-Cap Core
Funds category
average                      87%        87%        80%        87%        96%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on May 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 3/31/05.

Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       2.97

U.S. stock
fund average           3.10

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of June 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S.
companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Appreciation Fund (the "fund") at May 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 6, 2005


The fund's portfolio
May 31, 2005

Common stocks (97.6%) (a)
Number of shares                                                          Value

Airlines (0.1%)
-------------------------------------------------------------------------------
        66,425 ExpressJet Holdings, Inc. (NON)                         $573,248

Automotive (0.9%)
-------------------------------------------------------------------------------
        53,275 American Axle & Manufacturing
               Holdings, Inc. (S)                                     1,102,793
        47,069 BorgWarner, Inc.                                       2,516,309
       189,300 Tenneco Automotive, Inc. (NON)                         2,839,500
                                                                 --------------
                                                                      6,458,602

Banking (4.9%)
-------------------------------------------------------------------------------
       957,000 Commerce Bancorp, Inc. (S)                            26,556,750
        63,294 Compass Bancshares, Inc. (S)                           2,821,014
        42,584 Doral Financial Corp. (Puerto Rico)
               (S)                                                      493,549
        62,413 FirstFed Financial Corp. (NON) (S)                     3,381,536
        47,954 Flagstar Bancorp, Inc. (S)                               947,571
        59,838 R&G Financial Corp. Class B (Puerto
               Rico) (S)                                                862,864
                                                                 --------------
                                                                     35,063,284

Biotechnology (2.2%)
-------------------------------------------------------------------------------
       237,800 Amgen, Inc. (NON)                                     14,881,524
        13,300 Connetics Corp. (NON)                                    296,191
        22,100 Telik, Inc. (NON) (S)                                    315,146
                                                                 --------------
                                                                     15,492,861

Chemicals (0.5%)
-------------------------------------------------------------------------------
       120,054 Georgia Gulf Corp. (S)                                 3,815,316

Commercial and Consumer Services (4.9%)
-------------------------------------------------------------------------------
       131,321 Administaff, Inc. (S)                                  2,805,017
        59,594 Catalina Marketing Corp. (S)                           1,430,256
       469,100 eBay, Inc. (NON) (S)                                  17,830,491
       177,400 Sabre Holdings Corp. (S)                               3,560,418
       252,200 Yahoo!, Inc. (NON)                                     9,381,840
                                                                 --------------
                                                                     35,008,022

Communications Equipment (3.0%)
-------------------------------------------------------------------------------
       130,638 Aspect Communications Corp. (NON)                      1,254,125
       953,800 Cisco Systems, Inc. (NON)                             18,484,644
        76,400 Inter-Tel, Inc. (S)                                    1,568,492
                                                                 --------------
                                                                     21,307,261

Computers (0.8%)
-------------------------------------------------------------------------------
       588,605 Brocade Communications Systems, Inc.
               (NON)                                                  2,301,446
       119,300 Checkpoint Systems, Inc. (NON)                         2,102,066
        67,393 Netgear, Inc. (NON) (S)                                1,325,620
                                                                 --------------
                                                                      5,729,132

Conglomerates (2.4%)
-------------------------------------------------------------------------------
       609,200 Tyco International, Ltd.                              17,624,156

Consumer Finance (8.0%)
-------------------------------------------------------------------------------
        40,300 Accredited Home Lenders Holding Co.
               (NON)                                                  1,691,391
       310,933 Capital One Financial Corp.                           23,444,348
        47,900 CompuCredit Corp. (NON) (S)                            1,510,287
       629,700 Countrywide Financial Corp.                           23,405,949
       411,293 Providian Financial Corp. (NON)                        7,329,241
                                                                 --------------
                                                                     57,381,216

Consumer Goods (0.7%)
-------------------------------------------------------------------------------
        23,897 Blyth Industries, Inc.                                   677,241
       134,475 Yankee Candle Co., Inc. (The)                          4,242,686
                                                                 --------------
                                                                      4,919,927

Consumer Services (0.1%)
-------------------------------------------------------------------------------
        42,803 Labor Ready, Inc. (NON) (S)                              883,454

Electric Utilities (0.9%)
-------------------------------------------------------------------------------
        33,198 Alliant Energy Corp.                                     916,265
        22,997 Black Hills Corp. (S)                                    842,150
       192,296 CMS Energy Corp. (NON) (S)                             2,544,076
       100,707 Puget Energy, Inc. (S)                                 2,291,084
                                                                 --------------
                                                                      6,593,575

Electronics (3.0%)
-------------------------------------------------------------------------------
       736,600 Freescale Semiconductor, Inc. Class
               A (NON) (S)                                           14,879,320
       169,294 Integrated Device Technology, Inc.
               (NON)                                                  2,070,466
       137,953 Storage Technology Corp. (NON)                         4,453,123
                                                                 --------------
                                                                     21,402,909

Engineering & Construction (0.5%)
-------------------------------------------------------------------------------
        41,100 Eagle Materials, Inc. (S)                              3,603,237

Financial (4.0%)
-------------------------------------------------------------------------------
       390,900 Fannie Mae                                            23,156,916
        23,600 New Century Financial Corp. (R) (S)                    1,202,420
        61,562 Radian Group, Inc. (S)                                 2,824,465
         6,209 Student Loan Corp.                                     1,332,638
                                                                 --------------
                                                                     28,516,439

Forest Products and Packaging (0.5%)
-------------------------------------------------------------------------------
        52,552 Albany International Corp.                             1,643,301
        11,197 Grief, Inc. Class A (S)                                  813,798
        54,172 Louisiana-Pacific Corp.                                1,364,051
                                                                 --------------
                                                                      3,821,150

Health Care Services (3.3%)
-------------------------------------------------------------------------------
       227,600 Cardinal Health, Inc.                                 13,184,868
        52,900 Cerner Corp. (NON) (S)                                 3,457,015
        27,305 Genesis HealthCare Corp. (NON) (S)                     1,187,494
       150,862 Manor Care, Inc. (S)                                   5,862,497
                                                                 --------------
                                                                     23,691,874

Homebuilding (0.6%)
-------------------------------------------------------------------------------
         5,675 NVR, Inc. (NON)                                        4,307,325

Household Furniture and Appliances (0.2%)
-------------------------------------------------------------------------------
        23,417 Whirlpool Corp. (S)                                    1,611,090

Insurance (7.5%)
-------------------------------------------------------------------------------
        29,005 American Equity Investment Life
               Holding Co. (S)                                          295,561
       601,300 American International Group, Inc.                    33,402,215
        60,004 AmerUs Group Co. (S)                                   2,855,590
        18,024 Delphi Financial Group Class A (S)                       764,218
       116,000 Everest Re Group, Ltd. (Barbados)                     10,380,840
        38,382 IPC Holdings, Ltd. (Bermuda)                           1,467,344
        11,570 Stancorp Financial Group                                 866,015
        89,851 W.R. Berkley Corp.                                     3,186,116
        10,198 Zenith National Insurance Corp.                          646,043
                                                                 --------------
                                                                     53,863,942

Investment Banking/Brokerage (1.1%)
-------------------------------------------------------------------------------
        67,516 Affiliated Managers Group (NON)                        4,503,317
        76,700 American Capital Strategies, Ltd.
               (S)                                                    2,686,034
        22,595 IndyMac Bancorp, Inc. (S)                                929,784
                                                                 --------------
                                                                      8,119,135

Leisure (3.4%)
-------------------------------------------------------------------------------
       428,800 Harley-Davidson, Inc. (S)                             21,024,064
       112,597 Winnebago Industries, Inc. (S)                         3,680,796
                                                                 --------------
                                                                     24,704,860

Lodging/Tourism (3.0%)
-------------------------------------------------------------------------------
       465,500 Royal Caribbean Cruises, Ltd.                         21,464,205

Machinery (0.9%)
-------------------------------------------------------------------------------
       172,758 Terex Corp. (NON)                                      6,827,396

Manufacturing (0.3%)
-------------------------------------------------------------------------------
        82,506 Flowserve Corp. (NON) (S)                              2,431,452

Medical Technology (1.2%)
-------------------------------------------------------------------------------
        85,819 American Medical Systems Holdings,
               Inc. (NON)                                             1,712,947
        83,804 Charles River Laboratories
               International, Inc. (NON) (S)                          4,030,134
        28,478 Epix Pharmaceuticals, Inc. (NON)                         225,831
        37,156 Respironics, Inc. (NON)                                2,483,507
                                                                 --------------
                                                                      8,452,419

Metal Fabricators (--%)
-------------------------------------------------------------------------------
         6,900 Mueller Industries, Inc.                                 186,300

Metals (0.5%)
-------------------------------------------------------------------------------
       348,802 AK Steel Holding Corp. (NON)                           2,668,335
        41,404 NS Group, Inc. (NON)                                   1,193,263
                                                                 --------------
                                                                      3,861,598

Natural Gas Utilities (0.3%)
-------------------------------------------------------------------------------
        16,754 Energen Corp. (S)                                      1,092,026
        38,100 WGL Holdings, Inc. (S)                                 1,239,774
                                                                 --------------
                                                                      2,331,800

Oil & Gas (7.1%)
-------------------------------------------------------------------------------
       257,500 Amerada Hess Corp. (S)                                23,908,875
       129,368 Cabot Oil & Gas Corp. Class A                          4,055,687
       116,672 Denbury Resources, Inc. (NON)                          3,731,171
        67,593 Giant Industries, Inc. (NON)                           1,947,354
       200,313 Meridian Resource Corp. (NON)                            907,418
        27,715 Noble Energy, Inc.                                     2,061,165
       130,500 Occidental Petroleum Corp.                             9,540,855
        51,802 Swift Energy Co. (NON) (S)                             1,769,038
       104,600 Vintage Petroleum, Inc.                                2,889,052
                                                                 --------------
                                                                     50,810,615

Pharmaceuticals (4.3%)
-------------------------------------------------------------------------------
       212,012 Johnson & Johnson (S)                                 14,226,005
       601,784 Pfizer, Inc. (SEG)                                    16,789,774
                                                                 --------------
                                                                     31,015,779

Publishing (0.3%)
-------------------------------------------------------------------------------
        87,609 Marvel Enterprises, Inc. (NON) (S)                     1,863,443

Real Estate (2.1%)
-------------------------------------------------------------------------------
        84,109 Capital Automotive (R)                                 3,009,420
        20,600 CBL & Associates Properties (R) (S)                    1,678,282
        33,800 Mills Corp. (R) (S)                                    1,942,824
        66,542 National Health Investors, Inc. (R)                    1,774,675
        10,904 Novastar Financial, Inc. (R) (S)                         401,267
        29,803 RAIT Investment Trust (R) (S)                            852,366
        64,034 Redwood Trust, Inc. (R)                                3,312,479
       115,418 Senior Housing Properties Trust (R)                    2,076,370
                                                                 --------------
                                                                     15,047,683

Restaurants (2.1%)
-------------------------------------------------------------------------------
       483,000 McDonald's Corp.                                      14,944,020

Retail (8.2%)
-------------------------------------------------------------------------------
       311,300 Best Buy Co., Inc.                                    16,944,059
        54,705 Borders Group, Inc.                                    1,383,489
        73,644 Michaels Stores, Inc.                                  3,101,149
        91,438 Movie Gallery, Inc. (S)                                2,922,358
        15,196 Nash Finch Co. (S)                                       540,674
       978,200 Office Depot, Inc. (NON)                              19,290,104
        79,706 Payless ShoeSource, Inc. (NON)                         1,341,452
       155,551 Rent-A-Center, Inc. (NON) (S)                          3,680,337
        27,100 ShopKo Stores, Inc. (NON)                                642,541
       189,880 Supervalu, Inc.                                        6,220,469
        70,208 Timberland Co. (The) Class A (NON)                     2,587,867
                                                                 --------------
                                                                     58,654,499

Schools (2.9%)
-------------------------------------------------------------------------------
       253,000 Apollo Group, Inc. Class A (NON) (S)                  19,860,500
        29,900 Education Management Corp. (NON) (S)                     970,255
                                                                 --------------
                                                                     20,830,755

Software (4.4%)
-------------------------------------------------------------------------------
       411,061 BMC Software, Inc. (NON)                               6,996,258
       228,139 Citrix Systems, Inc. (NON)                             5,739,977
        53,496 Hyperion Solutions Corp. (NON)                         2,360,778
        78,782 McAfee, Inc. (NON)                                     2,259,468
     1,096,000 Oracle Corp. (NON)                                    14,050,720
                                                                 --------------
                                                                     31,407,201

Technology Services (0.9%)
-------------------------------------------------------------------------------
       106,792 Acxiom Corp. (S)                                       1,970,312
        30,050 Transaction Systems Architects, Inc.
               (NON)                                                    684,539
       316,500 United Online, Inc. (S)                                4,095,510
                                                                 --------------
                                                                      6,750,361

Telecommunications (1.4%)
-------------------------------------------------------------------------------
        11,032 Commonwealth Telephone Enterprises,
               Inc.                                                     576,422
       590,396 Earthlink, Inc. (NON)                                  6,264,102
       281,764 Premiere Global Services, Inc. (NON)                   3,169,845
                                                                 --------------
                                                                     10,010,369

Textiles (0.6%)
-------------------------------------------------------------------------------
        77,598 Tommy Hilfiger Corp. (Hong Kong)
               (NON) (S)                                                864,439
       148,424 Wolverine World Wide, Inc.                             3,410,784
                                                                 --------------
                                                                      4,275,223

Tire & Rubber (0.3%)
-------------------------------------------------------------------------------
       100,388 Cooper Tire & Rubber (S)                               1,911,388

Tobacco (2.2%)
-------------------------------------------------------------------------------
       234,700 Altria Group, Inc.                                    15,757,758

Toys (0.3%)
-------------------------------------------------------------------------------
       102,084 Hasbro, Inc. (S)                                       2,060,055

Trucks & Parts (0.8%)
-------------------------------------------------------------------------------
       117,549 Autoliv, Inc. (Sweden)                                 5,455,449
                                                                 --------------
               Total Common stocks
               (cost $672,887,370)                                 $700,841,783

Short-term investments (15.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $100,527,726 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               3.01% to 3.21% and due dates ranging
               from June 1, 2005 to June 27, 2005
               (d)                                                 $100,423,143
     8,768,664 Putnam Prime Money Market Fund (e)                     8,768,664
                                                                 --------------
               Total Short-term investments
               (cost $109,191,807)                                 $109,191,807
-------------------------------------------------------------------------------
               Total Investments
               (cost $782,079,177)                                 $810,033,590
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $717,729,435.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2005.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at May 31, 2005.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      At May 31, 2005, liquid assets totaling $14,765,130 have been designated as collateral for open futures contracts.


Futures contracts outstanding at May 31, 2005
                                                                                  Unrealized
                                 Number of                         Expiration    appreciation/
                                 contracts      Value                date       (depreciation)
---------------------------------------------------------------------------------------------
S&P 500 Index (Long)                40       $11,923,000            Jun-05         $(22,186)
Russell 2000
Mini Index (Long)                   46         2,839,580            Jun-05           84,358
---------------------------------------------------------------------------------------------
                                                                                    $62,172
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
May 31, 2005

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $97,519,380 of securities on loan (Note 1)
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $773,310,513)              $801,264,926
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $8,768,664) (Note 5)            8,768,664
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           1,427,879
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                254,084
-------------------------------------------------------------------------------
Receivable for securities sold                                     26,740,168
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                               36,880
-------------------------------------------------------------------------------
Total assets                                                      838,492,601

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   16,481,718
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,565,641
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 1,121,477
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            329,834
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                172,343
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,998
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                413,353
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                100,423,143
-------------------------------------------------------------------------------
Other accrued expenses                                                252,659
-------------------------------------------------------------------------------
Total liabilities                                                 120,763,166
-------------------------------------------------------------------------------
Net assets                                                       $717,729,435

Represented by
-------------------------------------------------------------------------------
Paid-in capital (unlimited shares authorized) (Notes 1 and 4)    $805,102,539
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        1,508,067
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)            (116,897,756)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         28,016,585
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $717,729,435

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($429,901,946 divided by 23,299,858 shares)                            $18.45
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $18.45)*                $19.47
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($267,368,644 divided by 15,325,468 shares)                            $17.45
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,460,065 divided by 194,251 shares)**                               $17.81
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($16,983,680 divided by 957,255 shares)                                $17.74
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $17.74)*                $18.34
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($15,100 divided by 822 shares)                          $18.38
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended May 31, 2005

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $3,518)                          $11,969,818
-------------------------------------------------------------------------------
Interest (including interest income of $139,789 from
investments in affiliated issuers) (Note 5)                           143,655
-------------------------------------------------------------------------------
Securities lending                                                    306,769
-------------------------------------------------------------------------------
Other income (Note 6)                                                 997,890
-------------------------------------------------------------------------------
Total investment income                                            13,418,132

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    4,604,728
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    2,311,590
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               223,978
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             30,725
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       30,312
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,020,296
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               3,155,852
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  34,635
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 133,713
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      52
-------------------------------------------------------------------------------
Other                                                                 514,890
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    34,050
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (34,050)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (11,178)
-------------------------------------------------------------------------------
Total expenses                                                     12,049,593
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (653,364)
-------------------------------------------------------------------------------
Net expenses                                                       11,396,229
-------------------------------------------------------------------------------
Net investment income                                               2,021,903
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  104,947,203
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                           67,455
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       209,171
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures
contracts during the year                                         (28,617,402)
-------------------------------------------------------------------------------
Net gain on investments                                            76,606,427
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $78,628,330
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                          Year ended May 31
Decrease in net assets                                  2005             2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income (loss)                      $2,021,903      $(3,614,897)
-------------------------------------------------------------------------------
Net realized gain on investments                 105,223,829      156,330,205
-------------------------------------------------------------------------------
Net unrealized depreciation of investments       (28,617,402)     (20,149,222)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        78,628,330      132,566,086
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                             (415,329)              --
-------------------------------------------------------------------------------
Class R                                                  (17)              --
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               3,247               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (147,783,445)    (259,289,670)
-------------------------------------------------------------------------------
Total decrease in net assets                     (69,567,214)    (126,723,584)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                787,296,649      914,020,233
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $1,508,067 and $--,
respectively)                                   $717,729,435     $787,296,649
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per-share                                                                    Year ended May 31
operating performance                               2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $16.55          $14.24          $15.89          $18.32          $23.75
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                     .10 (d)(e)     (.01) (d)         -- (f)          -- (f)          -- (f)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          1.82            2.32           (1.65)          (2.43)           (.75)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.92            2.31           (1.65)          (2.43)           (.75)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   (.02)             --              --              --              --
----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                        --              --              --              --           (4.61)
----------------------------------------------------------------------------------------------------------------------------
Return of capital                                     --              --              --              --            (.07)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (.02)             --              --              --           (4.68)
----------------------------------------------------------------------------------------------------------------------------
Redemption fees                                       -- (f)          --              --              --              --
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $18.45          $16.55          $14.24          $15.89          $18.32
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             11.59 (e)       16.22          (10.38)         (13.26)          (5.06)
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $429,902        $416,249        $495,165        $697,394        $911,299
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           1.28 (d)        1.23 (d)        1.22            1.08            1.00
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                            .60 (d)(e)     (.07) (d)        .01             .02              -- (g)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            121.26          111.20          107.08          133.78          263.98
----------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended May 31, 2005 and May 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.03 per share and 0.14% of average net assets for class A shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Ratio of net investment income to average net assets is less than 0.01%.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per-share                                                                    Year ended May 31
operating performance                               2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $15.76          $13.66          $15.35          $17.84          $23.39
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                             (.02) (d)(e)    (.12) (d)       (.09)           (.12)           (.15)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          1.71            2.22           (1.60)          (2.37)           (.72)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.69            2.10           (1.69)          (2.49)           (.87)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                        --              --              --              --           (4.61)
----------------------------------------------------------------------------------------------------------------------------
Return of capital                                     --              --              --              --            (.07)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                   --              --              --              --           (4.68)
----------------------------------------------------------------------------------------------------------------------------
Redemption fees                                       -- (f)          --              --              --              --
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $17.45          $15.76          $13.66          $15.35          $17.84
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             10.72 (e)       15.37          (11.01)         (13.96)          (5.70)
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $267,369        $348,212        $391,161        $554,719        $796,227
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           2.03 (d)        1.98 (d)        1.97            1.83            1.70
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                           (.14) (d)(e)    (.82) (d)       (.74)           (.73)           (.70)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            121.26          111.20          107.08          133.78          263.98
----------------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended May 31, 2005 and May 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.12% of average net assets for class B shares (Note 6).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            For the period
                                                                                                             July 14, 2000+
Per-share                                                          Year ended May 31                           to May 31
operating performance                             2005            2004            2003            2002            2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $16.09          $13.94          $15.67          $18.21          $27.15
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                           (.03) (d)(e)    (.12) (d)       (.10)           (.12)           (.11)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                               1.75            2.27           (1.63)          (2.42)          (4.15)
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.72            2.15           (1.73)          (2.54)          (4.26)
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --              --           (4.61)
---------------------------------------------------------------------------------------------------------------------------
Return of capital                                   --              --              --              --            (.07)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                 --              --              --              --           (4.68)
---------------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (f)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $17.81          $16.09          $13.94          $15.67          $18.21
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           10.69 (e)       15.42          (11.04)         (13.95)         (17.40)*
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $3,460          $3,547          $2,993          $3,405          $2,175
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         2.03 (d)        1.98 (d)        1.97            1.83            1.54*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                         (.15) (d)(e)    (.83) (d)       (.74)           (.71)           (.44)*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          121.26          111.20          107.08          133.78          263.98
---------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended May 31, 2005 and May 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.14% of average net assets for class C shares (Note 6).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------------------
Per-share                                                                    Year ended May 31
operating performance                               2005            2004            2003            2002            2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $15.98          $13.82          $15.49          $17.96          $23.47
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                     .02 (d)(e)     (.09) (d)       (.06)           (.08)           (.11)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          1.74            2.25           (1.61)          (2.39)           (.72)
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               1.76            2.16           (1.67)          (2.47)           (.83)
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                        --              --              --              --           (4.61)
-------------------------------------------------------------------------------------------------------------------------
Return of capital                                     --              --              --              --            (.07)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                   --              --              --              --           (4.68)
-------------------------------------------------------------------------------------------------------------------------
Redemption fees                                       -- (f)          --              --              --              --
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $17.74          $15.98          $13.82          $15.49          $17.96
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             11.01 (e)       15.63          (10.78)         (13.75)          (5.49)
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $16,984         $19,280         $24,702         $38,646         $55,231
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           1.78 (d)        1.73 (d)        1.72            1.58            1.50
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                            .11 (d)(e)     (.57) (d)       (.49)           (.48)           (.50)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            121.26          111.20          107.08          133.78          263.98
-------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended May 31, 2005 and May 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.13% of average net assets for class M shares (Note 6).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------------------------------------------------
                                                                                 For the period
                                                                                    December 1,
                                                                    Year ended       2003+ to
Per-share                                                             May 31          May 31
operating performance                                                  2005            2004
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $16.54          $15.82
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                        .07 (d)(e)     (.02) (d)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                    1.80             .74
------------------------------------------------------------------------------------------------
Total from
investment operations                                                  1.87             .72
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                                                      (.03)             --
------------------------------------------------------------------------------------------------
Total distributions                                                    (.03)             --
------------------------------------------------------------------------------------------------
Redemption fees                                                          -- (f)          --
------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $18.38          $16.54
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                11.29 (e)        4.55*
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                          $15              $8
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                              1.53 (d)         .74* (d)
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                               .39 (d)(e)     (.19)* (d)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               121.26          111.20
------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended May 31, 2005 and May 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.03 per share and 0.18% of average net assets for class R shares (Note 6).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
May 31, 2005

Note 1
Significant accounting policies

Putnam Capital Appreciation Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks that offer potential for capital appreciation. Current income is only an incidental consideration in selecting investments for the fund.

The fund offers class A, class B, class C, class M and class R shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Prior to April 1, 2005 the maximum front-end sales charge for class M was 3.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are tran s lated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

E) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At May 31, 2005, the value of securities loaned amounted to $97,519,380. The fund received cash collateral of $100,423,143 which is pooled with collateral of other Putnam funds into 21 issuers of high grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2005, the fund had a capital loss carryover of $116,591,775 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on May 31, 2011.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, nontaxable dividends and realized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2005, the fund reclassified $98,490 to decrease undistributed net investment income and $126,923 to decrease paid-in-capital, with an decrease to accumulated net realized losses of $225,413.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $65,138,142
Unrealized depreciation            (37,394,769)
                                  ------------
Net unrealized appreciation         27,743,373
Undistributed ordinary income        1,475,298
Capital loss carryforward         (116,591,775)
Cost for federal income
tax purposes                      $782,290,217

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through May 31, 2006 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended May 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended May 31, 2005, Putnam Management has assumed $34,050 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended May 31, 2005, the fund paid PFTC $2,485,602 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended May 31, 2005, the fund's expenses were reduced by $653,364 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,363, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III also receives the foregoing fees for his services as a Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended May 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $31,124 and $1,212 from the sale of class A and class M shares, respectively, and received $201,141 and $253 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For year ended May 31, 2005, Putnam Retail Management, acting as underwriter, received $458 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended May 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $897,618,301 and $1,056,631,291, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At May 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Year ended May 31, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,775,978       $84,506,446
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        21,827           398,551
----------------------------------------------------------------
                                     4,797,805        84,904,997

Shares repurchased                  (6,642,953)     (115,348,347)
----------------------------------------------------------------
Net decrease                        (1,845,148)     $(30,443,350)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,543,043       $55,256,831
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     3,543,043        55,256,831

Shares repurchased                 (13,169,296)     (206,905,636)
----------------------------------------------------------------
Net decrease                        (9,626,253)    $(151,648,805)
----------------------------------------------------------------

                                         Year ended May 31, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,103,114       $18,233,282
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,103,114        18,233,282

Shares repurchased                  (7,879,069)     (130,993,276)
----------------------------------------------------------------
Net decrease                        (6,775,955)    $(112,759,994)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,927,979       $28,844,587
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,927,979        28,844,587

Shares repurchased                  (8,470,405)     (127,609,791)
----------------------------------------------------------------
Net decrease                        (6,542,426)     $(98,765,204)
----------------------------------------------------------------

                                         Year ended May 31, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             55,032          $923,741
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        55,032           923,741

Shares repurchased                     (81,293)       (1,352,168)
----------------------------------------------------------------
Net decrease                           (26,261)        $(428,427)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            255,781        $3,941,343
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       255,781         3,941,343

Shares repurchased                    (249,923)       (3,884,872)
----------------------------------------------------------------
Net increase                             5,858           $56,471
----------------------------------------------------------------

                                         Year ended May 31, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             89,908        $1,496,168
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        89,908         1,496,168

Shares repurchased                    (339,015)       (5,653,378)
----------------------------------------------------------------
Net decrease                          (249,107)      $(4,157,210)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            180,057        $2,684,985
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       180,057         2,684,985

Shares repurchased                    (761,321)      (11,625,052)
----------------------------------------------------------------
Net decrease                          (581,264)      $(8,940,067)
----------------------------------------------------------------

                                         Year ended May 31, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                530            $8,996
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                17
----------------------------------------------------------------
                                           531             9,013

Shares repurchased                        (208)           (3,477)
----------------------------------------------------------------
Net increase                               323            $5,536
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                                 to May 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                499            $7,935
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                           499             7,935

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               499            $7,935
----------------------------------------------------------------

At May 31, 2005, Putnam , LLC owned 63 class R shares of the fund
(7.6% of class R shares outstanding), valued at $1,158.

Note 5
Investment in Putnam Prime Money Market Fund.

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended May 31, 2005, management fees paid were reduced by $11,178 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $139,789 for the year ended May, 31, 2005. During the year ended May 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $221,895,073 and $214,092,434, respectively.

Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. These amounts, which are included in Other income on the Statement of operations, subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the Securities and Exchange Commission. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.


Federal tax information
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended May 31, 2005, the fund hereby designates 100%, the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.


Results of November 11, 2004 and January 10, 2005 shareholder meetings
(Unaudited)

A special meeting of shareholders of the trust and of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

                                       Votes             Votes
                                        For             Withheld
----------------------------------------------------------------
Jameson A. Baxter                   24,449,758         1,200,176
Charles B. Curtis                   24,455,940         1,193,994
Myra R. Drucker                     24,462,580         1,187,354
Charles E. Haldeman, Jr.            24,455,631         1,194,303
John A. Hill                        24,440,836         1,209,098
Ronald J. Jackson*                  24,469,185         1,180,749
Paul L. Joskow                      24,476,399         1,173,535
Elizabeth T. Kennan                 24,427,256         1,222,678
John H. Mullin, III                 24,451,709         1,198,225
Robert E. Patterson                 24,459,062         1,190,872
George Putnam, III                  24,434,845         1,215,089
A.J.C. Smith                        24,430,915         1,219,019
W. Thomas Stephens                  24,472,029         1,177,905
Richard B. Worley                   24,469,354         1,180,580

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                     Votes              Votes
                      For              Against       Abstentions
----------------------------------------------------------------
                  18,271,094           970,477         6,408,363

* Mr. Jackson retired from the Board of Trustees on June 10, 2005.

+ Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.


January 10, 2005 meeting

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                     Votes              Votes
                      For              Against       Abstentions
----------------------------------------------------------------
                  17,417,704         1,731,154         6,574,104

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                     Votes              Votes
                      For              Against       Abstentions
----------------------------------------------------------------
                  17,598,522         1,599,524         6,524,916

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated, with all funds of the trust voting together as a single class, as follows:

                     Votes              Votes
                      For              Against       Abstentions
----------------------------------------------------------------
                  17,459,567         1,621,333         6,642,062

All tabulations are rounded to nearest whole number.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's U.S. Core group for the year ended May 31, 2005. The other Putnam mutual funds in this group are Putnam Investors Fund, Putnam Tax Smart Equity Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Core group are (in descending order) Goldman Sachs, Lehman Brothers, Merrill Lynch, Citigroup Global Markets, and JP Morgan Clearing. Commissions paid to these firms together represented approximately 49% of the total brokerage commissions paid for the year ended May 31, 2005.

Commissions paid to the next 10 firms together represented approximately 38% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, Lazard Freres & Co., Morgan Stanley Dean Witter, RBC Capital Markets, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve
Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam
Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP; prior to 2000,
Law Clerk, Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During  2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President, Staff
Counsel and Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

This report is for the information of shareholders of Putnam Capital Appreciation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN002-225853  7/05


Not FDIC Insured    May Lose Value    No Bank Guarantee

Item 2. Code of Ethics:
-----------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam's Director of Government Relations prior to engaging in lobbying activities.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
May 31, 2005        $54,009*    $--             $3,533    $371
May 31, 2004        $47,050*    $--             $3,174    $158

* Includes fees of $ 818 and $ 326 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended May 31, 2005 and May 31, 2004, respectively. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended May 31, 2005 and May 31, 2004, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 186,017 and $ 133,821 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to an analysis of recordkeeping fees and fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
May 31, 2005        $--             $--   $--         $--
May 31, 2004        $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: July 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 28, 2005